Subsequent Events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 14   -   Subsequent Events

On April 7, 2025, the Company completed its initial public offering of 3,750,000 common shares at a public offering price of US$4.00 per share. The shares commenced trading on the Nasdaq Capital Market under the ticker symbol “RYET” on April 8, 2025. Gross proceeds from the offering were approximately US$15.0 million, and net proceeds after offering-related expenses are expected to be approximately US$13.5 million. The Company intends to use the net proceeds for general corporate purposes.

In May 2025, the Company renewed a one-year loan agreement with Bank of Beijing for RMB10,000,000 (US$1,389,063) bearing an interest rate of 3.6% per annum, with a term from May 21, 2025 to May 20, 2026.